SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 _______________



                                    FORM 8-K



                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                                 April 16, 2002
                Date of Report (Date of Earliest Event Reported)




                                   EXDS, Inc.
             (Exact name of Registrant as specified in its charter)



        Delaware                     0-23795               77-0403076
(State of Incorporation)    (Commission file number)    (I.R.S. Employer
                                                            Identification No.)



                         2831 Mission College Boulevard
                         Santa Clara, California 95054
          (Address of principal executive offices, including zip code)


                                 (408) 346-2200
              (Registrant's telephone number, including area code)



ITEM 5: OTHER EVENTS.

         On April 16, 2002, EXDS, Inc., f/k/a Exodus Communications, Inc. (the "Company") and certain of its subsidiaries (the "Debtor Affiliates") filed a First Amended Disclosure Statement With Respect to First Amended Joint Plan of Reorganization of EXDS, Inc. and its Debtor Affiliates (the "First Amended Disclosure Statement") with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"), including the First Amended Joint Plan of Reorganization of EXDS, Inc. and its Debtor Affiliates (the "First Amended Plan"), which First Amended Plan is attached as Exhibit A to the First Amended Disclosure Statement. A copy of the First Amended Disclosure Statement, including the First Amended Plan attached as Exhibit A thereto, is attached hereto as Exhibit 2.1 and incorporated herein by reference. Following the approval of the First Amended Disclosure Statement by the Bankruptcy Court at or following a hearing currently scheduled for April 24, 2002, the Company will commence the solicitation of votes of its creditors for approval of the First Amended Plan.

         As previously disclosed in the Company's Current Report on Form 8-K filed on March 27, 2002, pursuant to the terms of the First Amended Plan, upon confirmation of the First Amended Plan, the Company's common stock shall be cancelled and the holders of the Company's common stock shall not be entitled to, and shall not, receive or retain any property or interest in property on account of such common stock. Accordingly, holders of the Company's common stock will not receive any amounts with respect to their shares. The First Amended Plan specifies estimated recovery amounts allocated to the holders of the Company's senior notes, subordinated notes and unsecured claims. There can be no assurance of the amount, if any, that the holders of the Company's senior notes, subordinated notes and unsecured claims will ultimately receive.

         For a summary of the entire First Amended Plan, reference is made to the First Amended Disclosure Statement (including the full text of the First Amended Plan attached as Exhibit A thereto), which is attached hereto as
Exhibit 2.1 and is incorporated herein by reference.

ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  Financial Statements of Businesses Acquired.

              Not Applicable.

         (b)  Pro Forma Financial Information.

              Not Applicable.

         (c)  Exhibits.

Exhibit No.       Description of Exhibit

2.1 First Amended Disclosure Statement With Respect to First Amended Joint Plan of Reorganization of EXDS, Inc. and its Debtor Affiliates (including the First Amended Joint Plan of Reorganization of EXDS, Inc. and its Debtor Affiliates, which First Amended Plan is attached as Exhibit A thereto).


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date: April 17, 2002

                                           EXDS, INC.


                                           By:    /s/ Joseph Stockwell
                                           Name:  Joseph Stockwell
                                           Title: Chief Executive Officer

                                 EXHIBIT INDEX

2.1 First Amended Disclosure Statement With Respect to First Amended Joint Plan of Reorganization of EXDS, Inc. and its Debtor Affiliates (including the First Amended Joint Plan of Reorganization of EXDS, Inc. and its Debtor Affiliates, which First Amended Plan is attached as Exhibit A thereto).